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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 27, 2004


               CWMBS, INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of the CWMBS, INC., CHL Mortgage Pass-Through Trust 2004-J2, Mortgage Pass-Through Certificates, Series 2004-
               J2).


                                  CWMBS, INC.
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            (Exact name of registrant as specified in its charter)


          Delaware                333-109248                   95-4449516
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(State of Other Jurisdiction     (Commission                (I.R.S. Employer
      of Incorporation)          File Number)              Identification No.)


           4500 Park Granada
         Calabasas, California                         91302
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         (Address of Principal                      (Zip Code)
           Executive Offices)




       Registrant's telephone number, including area code (818) 225-3240
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Item 5.       Other Events.
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Filing of Computational Materials
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     In connection with the offering of the Mortgage Pass-Through
Certificates, Series 2004-J2, COUNTRYWIDE SECURITIES CORPORATION ("CSC "), as the Underwriter of the Underwritten Certificates, has prepared certain materials (the "CSC Computational Materials") for distribution to its potential investors. Although the Company provided CSC with certain information regarding the characteristics of the Mortgage Loans in the related portfolio, the Company did not participate in the preparation of the CSC Computational Materials.

     For purposes of this Form 8-K, "Computational Materials" shall mean computer generated tables and/or charts displaying, with respect to any Class or Classes of Certificates, any of the following: yield; average life; duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Mortgage Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The CSC Computational Materials, listed as Exhibit 99.1 hereto, are filed on Form SE dated February 27, 2004.


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     * Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated January 23, 2004 and the prospectus supplement dated February 25, 2004, of CWMBS, Inc., relating to its Mortgage Pass-Through Certificates, Series 2004-J2.

Item 7.       Financial Statements, Pro Forma Financial
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              Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

   99.1  CSC Computational Materials filed on Form SE dated February 27, 2004

                                   Signature

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  CWMBS, INC.




                                                  By: /s/ Darren Bigby
                                                      -----------------
                                                  Darren Bigby
                                                  Vice President


Dated:  February 27, 2004

                                 Exhibit Index



Exhibit                                                                   Page
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99.1      CSC Computational Materials filed on Form SE
          dated February 27, 2004.                                          6

                                 EXHIBIT 99.1
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     CSC Computational Materials filed on Form SE dated February 27, 2004.